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                                                         24 Powers of Attorney



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                                        Exhibit 24


POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being the duly elected President, Director and Chief Executive Officer of Golden American
Life Insurance Company ("Golden American"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign Golden American's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Date:     August 26, 1996

                              /s/ Terry L. Kendall
                                     ----------------------
                              Terry L. Kendall
                              President, Director and Chief Executive Officer


POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Chairman of Golden American Life Insurance Company ("Golden American"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign Golden American's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Date:     August 26, 1996

                              /s/ Fred S. Hubbell
                                     ----------------------
                              Fred S. Hubbell
                              Director


                      POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Golden American Life Insurance Company ("Golden American"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign Golden American's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Date:     August 26, 1996

                              /s/ Lawrence V. Durland
                                      ----------------------
                              Lawrence V. Durland
                              Director


                      POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Chief Financial Officer and Director of Golden American Life
Insurance Company ("Golden American"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign Golden American's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Date:     August 26, 1996

                              /s/ Paul E. Larson
                                      ----------------------
                              Paul E. Larson
                                     Chief Finacial Officer and Director


                      POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Golden American Life Insurance Company ("Golden American"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in- fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign Golden American's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Date:     August 26, 1996

                              /s/ Thomas L. May
                              ----------------------
                                     Thomas L. May
                              Director


                      POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Golden American Life Insurance Company ("Golden American"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in- fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign Golden American's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Date:     August 26, 1996

                              /s/ John A. Merriman
                                     ----------------------
                              John A. Merriman
                              Director


                      POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Golden American Life Insurance Company ("Golden American"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, her true and lawful attorneys-in- fact and agents with full power of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign Golden American's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Date:     August 26, 1996

                              /s/ Beth B. Neppl
                                    ----------------------
                              Beth B. Neppl
                              Director